Earnings (Loss) per Share	12 Months Ended
Dec. 31, 2011
Earnings (Loss) per Share
Earnings (Loss) per Share

21.                           Earnings (Loss) per Share

Earnings (loss) per share was calculated as follows:

	2011	2010	2009
Net income (loss) attributable to the stockholders	$(844,696)	$(8,507,344)	$19,958,388

Basic weighted average number of common shares outstanding	54,608,919	53,064,968	42,580,945
Dilutive effect of stock options	—	—	394,062
Diluted weighted average number of common shares outstanding	54,608,919	53,064,968	42,975,007
Basic earnings (loss) per share	$(0.02)	$(0.16)	$0.47
Diluted earnings (loss) per share	$(0.02)	$(0.16)	$0.46

For the years ended December 31, 2011 and 2010, the basic and diluted loss per share are the same as including the additional potential common stock equivalents would have an anti-dilutive effect on the loss per share calculation.